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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 23, 2009

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                            SPRINT NEXTEL CORPORATION
             (Exact name of Registrant as specified in its charter)

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           Kansas                    1-04721                  48-0457967
  (State of Incorporation)    (Commission File Number)      (I.R.S. Employer
                                                           Identification No.)


       6200 Sprint Parkway, Overland Park, Kansas           66251
        (Address of principal executive offices)          (Zip Code)

        Registrant's telephone number, including area code (800) 829-0965

           (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On March 23, 2009, Irvine O. Hockaday, Jr. notified Sprint Nextel Corporation (the "Company") that he has decided not to stand for re-election at the next annual meeting of stockholders to be held May 12, 2009. His decision is not as the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SPRINT NEXTEL CORPORATION



Date: March 27, 2009                /s/ Charles R. Wunsch
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                                  By:   Charles R. Wunsch
                                        General Counsel and Corporate Secretary